Exhibit 99.4

FUND.COM INC.

(FORMERLY KNOW AS MEADE TECHNOLOGIES INC.)

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

FOR THE PERIOD FROM SEPTEMBER 20, 2007 (INCEPTION) T0 DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the board of directors and shareholders of
    Fund.com Inc. f/k/a/ Meade Technology Inc.

We have audited the accompanying balance sheet of Fund.com Inc. f/k/a/ Meade Technology Inc. as of December 31, 2007 and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2007 and for the period September 20, 2007 (inception) through December 31, 2007.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fund.com Inc. f/k/a/ Meade Technology Inc. as of December 31, 2007 and the results of its operations and its cash flows for the years ended December 31, 2007 and for the period September 20, 2007 (inception) through December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Jewett, Schwartz, Wolfe & Associates
Hollywood, Florida
April 10, 2008

FUND.COM INC.
(f/k/a MEADE TECHNOLOGY INC.)
(A Development Stage Company)
CONSOLIDATED BALANCE SHEET
December 31, 2007

ASSETS

CURRENT ASSETS
Cash	$603,558
Total current assets	603,558

Intangible Assets, net	9,999,500

Certificate of Deposit	20,138,333

TOTAL ASSETS	$30,741,391

LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES:
Accounts payable	$137,657
Advances from shareholders	77,150
Total current liabilities	214,807

TOTAL LIABILITIES	214,807

STOCKHOLDERS' EQUITY:
Series A Preferred stock, $0.001 par value, 2,500,000 shares authorized;
issued and outstanding	2,500
Common stock, $0.00001 par value,105,000,000 shares authorized;
34,050,000 shares issued and outstanding	338
Additional paid-in-capital	30,698,726
Accumulated deficit during the Development Stage	(174,980)
Total stockholders' equity	30,526,584

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$30,741,391

The accompanying notes are an integral part of these consolidated financial statements

FUND.COM INC.
(f/k/a MEADE TECHNOLOGY INC.)
(A Development Stage Company)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 20, 2007 (INCEPTION) THROUGH DECEMBER 31, 2007

Revenue	$-

Costs of revenue	-

Gross profit	-

Operating expense	313,441

Loss from operations before interest income and
provision for (benefit from) income tax	313,441

Interest income	138,461
Provision for (benefit from) income tax	-
138,461

Net loss	$(174,980)

Weighted Average Common Shares Outstanding:
Basic and diluted	20,312,755

Earnings per share:
Basic and diluted	$ nil

The accompanying notes are an integral part of these consolidated financial statements

FUND.COM INC.
(f/k/a MEADE TECHNOLOGY INC.)
(A Development Stage Company)
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD SEPTEMBER 20, 2007 (INCEPTION) THROUGH DECEMBER 31, 2007

	Preferred Stock		Common Stock
	$.001 par value		$.00001 par value		Additional	Retained
	Shares	Amount	Shares	Amount	Paid in Capital	Earnings	Total

September 20, 2007 (inception)	-	$-	-	$-	$-	$-	$-

Shares issued to founders			18,700,000	187	1,377	-	1,564

Issuance of shares through first
private placement	2,500,000	2,500	5,000,000	50	9,997,450		10,000,000

Issuance of shares through second
private placement			10,350,000	101	20,699,899		20,700,000

Net loss	-	-	-	-	-	(174,980)	(174,980)

December 31, 2007	2,500,000	$2,500	34,050,000	$338	$30,698,726	$(174,980)	$30,526,584

The accompanying notes are an integral part of these consolidated financial statements

FUND.COM INC.
(f/k/a MEADE TECHNOLOGY INC.)
(A Development Stage Company)
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD SEPTEMBER 20, 2007 (INCEPTION)
THROUGH DECEMBER 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(174,980)
Adjustments to reconcile net loss to net cash
used in operating activities:
Changes in assets and liabilities:
Other assets	(20,138,333)
Accounts payable	137,657
Net cash used in operating activities	(20,175,656)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of intangible asset	(9,999,500)
Net cash used in investing activities	(9,999,500)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the sale of common stock	30,701,564
Advances from shareholders	77,150
Net cash provided by financing activities	30,778,714

INCREASE IN CASH	603,558

CASH, BEGINNING OF YEAR	-

CASH, END OF YEAR	$603,558

Supplemental Disclosures

Cash paid during the year for interest	$-
Cash paid during the year for taxes	$-

The accompanying notes are an integral part of these consolidated financial statements

NOTE 1 – ORGANIZATION

The consolidated financial statements of Fund.com Inc. (f/k/a Meade Technologies Inc.) (the “Company”) include the accounts of its wholly owned subsidiaries, Fund.com Online Technologies Inc. (f/k/a Meade Online Technologies Inc.) (“FOT”), Fund.com Managed Products Inc. (f/k/a Meade Managed Products Inc.) (“FMP”) and Fund.com Capital Inc. (f/k/a Meade Capital Inc.) (“FC”). The year end for the Company and its wholly owned subsidiaries is December 31.

On September 20, 2007, the Company was incorporated in the state of Delaware.  The Company is in its development stage and has not begun the process of operating this business.  The Company is still in the process of researching and developing its business and raising capital.

On September 27, 2007, FOT was incorporated in the state of Delaware. FOT is a wholly owned operating subsidiary of the Company and was established to acquire the domain name “fund.com” and other related intellectual property and assets.  The subsidiary will be responsible for operating fund.com’s internet properties.

On September 27, 2007, FMP was incorporated in the state of Delaware.  FMP is a wholly owned operating subsidiary of the Company that focuses on asset management advisory services and related products.

On September 27, 2007, FC was incorporated in the state of Delaware.  FC is a wholly owned operating subsidiary of FMP that will serve as an investment vehicle for the purposes of making active (non-passive) investments in other financial institutions, fund management companies or, in certain instances, products offered or managed by either.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows:

Basis of Presentation

The Company has not produced any revenue from its principal business and is a development stage company as defined by the Statement of Financial Accounting Standards (SFAS) No. 7 “Accounting and Reporting by Development Stage Enterprises.”

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Principles of Consolidation

The consolidated financial statements include the accounts of Fund.com Inc. and its wholly owned subsidiaries.  All material intercompany accounts and transactions are eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition in Financial Statements” which established that revenue can be recognized when persuasive evidence of an arrangement exists, the product has been shipped, all significant contractual obligations have been satisfied and collection is reasonably assured.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  Cash and cash equivalents are defined to include cash on hand and cash in the bank.

Certificate of Deposit

The Company deposited $20,000,000 into a fixed Certificate of Deposit with an interest rate of 5.00% per annum, for a term of three years.  Accrued interest of $138,333 has been recorded as of December 31, 2007.

Advertising Costs

All advertising costs are charged to expense as incurred. There was no advertising expense for the period ended December 31, 2007.

Research and Development

Costs are expensed as incurred.  There were no research and development expense for the period ended December 31, 2007.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized thereon.  Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.  The range of estimated useful lives to be used to calculate depreciation for principal items of property and equipment are as follow:

Asset Category	Depreciation/ Amortization Period
Furniture and Fixture	3 Years
Office equipment	3 Years
Leasehold improvements	5 Years

Income Taxes

Deferred income taxes are recognized based on the provisions of SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109") for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Earnings Per Share

Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.  As of December 31, 2007, there were no potential dilutive instruments that could result in share dilution.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.   The carrying amounts of financial instruments, including cash, accounts payable and accrued expenses approximate fair value because of the relatively short maturity of the instruments.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable.  It is reasonably possible that these assets could become impaired as a result of technology or other industry changes.  Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.  There was no impairment of long-lived assets as of December 31, 2007.

Stock-Based Compensation

In October 10, 2006 FASB Staff Position (FSP) issued FSP FAS 123(R)-5 “Amendment of FASB Staff Position FAS 123(R)-1 - Classification and Measurement of Freestanding Financial Instruments Originally issued in Exchange of Employee Services under FASB Statement No. 123(R)”.  The FSP  provides  that instruments  that were  originally  issued  as  employee  compensation  and then  modified, and that modification is made to the terms of the instrument solely to reflect an equity  restructuring  that  occurs  when the  holders  are no longer employees, then no change in the recognition or the measurement (due to a change in  classification)  of those  instruments  will result if both of the following conditions are met: (a). There is no increase in fair value of the award (or the ratio of intrinsic  value to the exercise price of the award is preserved,  that is, the holder is made whole), or the antidilution provision is not added to the terms of the award in  contemplation  of an equity  restructuring;  and (b). All holders of the same class of equity instruments (for example, stock options) are treated in the same manner.  The provisions in this FSP shall be applied in the first reporting period beginning January 1, 2007.  The Company does not expect the adoption of FSP FAS 123(R)-5 to have a material impact on its consolidated results of operations and financial condition.

Recent Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or will be required to adopt in the future are summarized below.

Fair value measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Fair value measurements (continued)
which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2008. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

Accounting for uncertainty in income taxes

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company is required to adopt it in the first quarter of fiscal year 2008. The Company is currently evaluating the effect that the adoption of FIN 48 will have on its consolidated results of operations and financial condition and is not currently in a position to determine such effects, if any.

Taxes collected from customer and remitted to governmental authorities

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06−3 (EITF 06-3), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation).” EITF 06−3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF 06−3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. The Company currently presents such taxes net. EITF 06−3 is required to be adopted during the first quarter of fiscal year 2008. These taxes are currently not material to the Company’s consolidated financial statements.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements

In September 2006, the SEC issued SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006, and has been adopted by the Company since its inception on September 20, 2007. The Company does not expect the adoption of SAB 108 to have a material impact on its consolidated results of operations and financial condition.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value with the changes in fair value recognized in earnings at each subsequent reporting date. SFAS 159 provides an opportunity to mitigate potential volatility in earnings caused by measuring related assets and liabilities differently, and it may reduce the need for applying complex hedge accounting provisions. If elected, SFAS 159 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that this statement may have on the Company results consolidated of operations and financial position, and has yet to make a decision on the elective adoption of SFAS 159.

Business Combinations

In December, 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 141 (revised 2007), “Business Combinations” (hereinafter “SFAS No. 141 (revised 2007)”). This statement establishes principles and requirements for how an acquirer a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree, b) recognizes and measures the goodwill acquired in the business combination or again from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The scope of SFAS No. 141 (revised 2007) is broader than the scope of SFAS No. 141, which it replaces. The effective date of SFAS No. 141 (revised 2007) is for all acquisitions in which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this statement is not expected to have an immediate material effect on the Company’s consolidated financial condition or results of operations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB 51

In December, 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (hereinafter “SFAS No. 160”). This statement establishes accounting and reporting standards that require a) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled and presented in the consolidated statement of financial position with equity, but separate from the parent’s equity, b) the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, c) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, d) when a subsidiary is deconsolidated, any retained noncontrolling  equity investment in the former subsidiary be initially measured at fair value and e) entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. The effective date of this standard is for fiscal years and interim periods beginning on or after December 15, 2008. The adoption of this statement had no immediate material effect on the Company’s consolidated financial condition or results of operations.

NOTE 4 – INTANGIBLE ASSET

Intellectual Property Asset:

During 2007, the Company acquired the domain name “fund.com” and other intangible assets related to intellectual property and trademarks for a total cost of $9,999,950.

NOTE 5 – EQUITY

Common shares issued

As of December 31, 2007, the Company issued a total of 33,750,000 common shares and 2,500,000 preferred series A shares.

The issuances consisted of the follows:

•	18,700,000 shares common stock to its founders totaling $1,564;
•	5,000,000 shares common stock and 2,500,000 shares preferred series A through private placement for $2.00 per unit totaling $10,000,000;
•	10,350,000 shares common stock through a second private placement for $2.00 per share totaling $20,700,000.

Stock Option Plan

On December 27, 2007, the Company adopted the Meade Technologies Inc. 2007 Incentive Compensation Plan.  Under this plan, stock options may be granted to employees, officers, consultants or others who provide services to the Company.

On December 27, 2007, 2,076,111 stock options with a purchase price of $2.30 per share were granted to officers and employees of the Company.

The Black-Scholes method option pricing model was used to estimate fair value as of the date of grant using the following assumptions:2007

Risk-Free                                                                      4.23%
Expected volatility                                                         50%
Forfeiture rate                                                                 10%
Expected life                                                              4 Years
Expected dividends                                                             -

Based on the assumptions noted above, the fair market value of the options issued was valued at $1,627,777.  There was no expense recorded in the Statement of Operations for the year ended December 31, 2007.

NOTE 6 -   INCOME TAXES

The provision (benefit) for income taxes from continued operations for the period of September 20, 2007 (inception)  through December 31, 2007 consist of the following:

2007
Current:
Federal	$-
State	-

Deferred:
Federal	$(59,500)
State	(10,500)
(70,000)
Benefit from the operating loss carryforward	70,000
Benefit for income taxes, net	$-

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

2007

Statutory federal income tax rate	34.0%
State income taxes	6.0%
Valuation allowance	(40.0)%
Effective tax rate	(0)%

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes.   The net deferred tax assets are comprised of the following:

2007
Deferred income tax asset:
Net operating loss carry-forwards	$174,980
Valuation allowance	(174,980)
Deferred income tax asset	$-

The Company has an expected net operating loss carryforward of $174,980 available to offset future taxable income through 2020.

The Company has made a 100% valuation allowance of the deferred income tax asset at December 31, 2007.  The net increase in valuation allowance during the period of September 20, 2007 (inception) through ended December 31, 2007 was $174,980.

NOTE 7 – SUBSEQUENT EVENTS

Change of name

On January 8, 2008, the Company and its subsidiaries changed their names to the following:

From                                                       To
Meade Technology Inc.                                                             Fund.com Inc.
Meade Online Technologies Inc.                                              Fund.com Online Technologies Inc.
Meade Managed Products Inc.                                                 Fund.com Managed Products Inc.
Meade Capital Inc.                                                                       Fund.com Capital Inc.

Merger

On January 15, 2008, Fund.com Inc. merged (the “Merger”) with and into Eastern Services Holdings, Inc. (“Eastern”) pursuant to an Agreement and Plan of Merger, dated as of January 15, 2008 (the "Agreement"). In connection with the merger Eastern Services Holdings, Inc. changed its name to Fund.com Inc. (the "Surviving Corporation").  Pursuant to the Agreement, each share of common stock, par value $0.00001 per share of Fund (“Fund Common Stock”) was converted into the right to receive .1278 validly issued, fully paid and non-assessable shares of Class A Common Stock of the Surviving Corporation; provided, however, if a holder of Fund Common Stock also held Series A Preferred Stock, par value $.001 per share, of Fund (“Fund Preferred Stock”) then each share of Fund Common Stock held by such holder was converted into the right to receive .1278 validly issued, fully paid and non-assessable shares of Class B Common Stock (and Fund Preferred Stock held by such holder was cancelled).  Also pursuant to the Agreement, each share of common stock, $0.001 par value per share, of Eastern was converted into the right to receive one validly issued, fully paid and non-assessable share of Class A Common Stock of the Surviving Corporation.  Holders of such shares were entitled to receive the previously declared 9-for-1 stock dividend payable to holders of record as of January 15, 2008. As a result, at closing (and giving effect to the stock dividend) the Company issued an aggregate of 37,112,345 shares of our Class A Common Stock and 6,387,665 shares of our Class B Common Stock to former shareholders of Fund.com Inc., representing 87% of our outstanding Class A Common Stock and 100% of our Class B Common Stock following the merger. The merger consideration was determined as a result of arm’s-length negotiations between the parties.  Each share of Class A Common stock has one (1) vote per share.  Each share of Class B Common Stock has ten (10) votes per share.  The holders of Class B Common Stock have the right to convert each share of Class B Common Stock into one share of Class A Common Stock (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations).